SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 1999


                                    CITICORP

               (Exact name of registrant as specified in charter)



         DELAWARE                      1-5738                  06-1515595
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


399 PARK AVENUE, NEW YORK, NEW YORK                             10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5.  Other Events

Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and nine-month periods ended September 30, 1999 and September 30, 1998. Citigroup Inc., the parent company of Citicorp, filed a Current Report on Form 8-K dated October 19, 1999. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME              CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of
    Dollars)                            Third Quarter          Nine Months
                                       ----------------      ----------------
                                        1999      1998         1999     1998
                                       ----------------      ----------------
INTEREST REVENUE
Loans, including Fees                  $5,735   $5,778      $17,099  $16,546
Deposits with Banks                       268      263          762      812
Federal Funds Sold and Securities
  Purchased Under Resale Agreements        79      174          317      603
Securities, including Dividends           877      771        2,872    2,020
Trading Account Assets                    143      307          517      887
Loans Held For Sale                       148      147          434      393
                                       ---------------       ----------------
                                        7,250    7,440       22,001   21,261
                                       ---------------       ----------------

INTEREST EXPENSE
Deposits                                2,689    2,982        8,121    8,391
Trading Account Liabilities                27       66           65      243
Purchased Funds and Other Borrowings      423      583        1,568    1,597
Long-Term Debt                            469      428        1,401    1,296
                                       ---------------       ----------------
                                        3,608    4,059       11,155   11,527
                                       ---------------       ----------------

NET INTEREST REVENUE                    3,642    3,381       10,846    9,734
                                       ---------------       ----------------

PROVISION FOR CREDIT LOSSES               632      821        2,151    2,071
                                       ---------------       ----------------

NET INTEREST REVENUE AFTER
  PROVISION FOR CREDIT LOSSES           3,010    2,560        8,695    7,663
                                       ---------------       ----------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                    1,872    1,627        5,426    4,719
Foreign Exchange                          358      474        1,214    1,288
Trading Account                           252     (159)         694      175
Securities Transactions                    28      (56)         202      485
Other Revenue                             971      590        2,585    1,925
                                       ---------------       ----------------
                                        3,481    2,476       10,121    8,592
                                       ---------------       ----------------

OPERATING EXPENSE
Salaries                                1,585    1,544        4,687    4,442
Employee Benefits                         312      327          952    1,050
                                       ---------------       ----------------
  Total Employee Expense                1,897    1,871        5,639    5,492
Net Premises and Equipment Expense        624      560        1,856    1,603
Restructuring-Related Items                52        -          179        -
Other Expense                           1,663    1,627        4,949    4,526
                                       ---------------       ----------------
                                        4,236    4,058       12,623   11,621
                                       ---------------       ----------------

INCOME BEFORE TAXES                     2,255      978        6,193    4,634
Income Taxes                              845      368        2,325    1,736
                                       ---------------       ----------------
NET INCOME                             $1,410   $  610      $ 3,868  $ 2,898
                                       ---------------       ----------------


On August 4, 1999, Commercial Credit Company (CCC), an indirect wholly-owned subsidiary of Citigroup, became a subsidiary of Citicorp Banking Corporation, a wholly-owned subsidiary of Citicorp. In connection with the restructuring of CCC, Citicorp issued a guarantee of all outstanding long-term debt ($6.05 billion) and commercial paper ($3.75 billion) of CCC. Following the restructuring, CCC ceased issuing commercial paper. In addition, Citicorp guaranteed the obligations of CCC under its committed and available five-year revolving credit facilities under which no borrowings are currently outstanding. Under these facilities, which expire in 2002, CCC can borrow up to $3.4 billion. All balances have been restated to reflect this transaction.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CITICORP
                                        (Registrant)


                                        By: /s/ Roger W. Trupin
                                            ---------------------
                                            Roger W. Trupin
                                            Vice President
                                            and Controller


Dated: October 19, 1999